Schwab Capital Trust

Supplement dated February 27, 2009 to the Schwab® Monthly Income Funds
Prospectus dated March 3, 2008 as amended October 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Footnote 3 to the Fee table under the heading “Fund fees and expenses” on Page 6 of the Prospectus is revised as follows:

[3]	Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of each of the Schwab Monthly Income Funds through ~~2/27/09~~ 4/29/11 as follows: Schwab Monthly Income Fund —Moderate Payout limited to 0.00%, Schwab Monthly Income Fund —Enhanced Payout limited to 0.00% and Schwab Monthly Income Fund —Maximum Payout limited to 0.00%. The agreement to limit each fund’s “net operating expenses” is limited to the fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.

Please retain this supplement for your records.

Charles Schwab & Co., Inc. Member SIPC
REG 46335 (02/09) ©2009 All Rights Reserved